GLOBAL HIGH YIELD SECURITIES FUND
                             BT INVESTMENT FUNDS

                          Supplement to the Prospectus
                             Dated January 30, 1995


         The following paragraph replaces the first paragraph under the heading "PERFORMANCE INFORMATION AND REPORTS" on page 23 of the Fund's prospectus:

         The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indices such as the JP Morgan Emerging Markets Bonds Index and the Merrill Lynch High Yield Master Index, or results of other mutual funds or investment or savings vehicles. The Fund will compare its performance to the results of a blending of these Indexes. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.



                      Supplement Dated September 15, 1995

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